EXHIBIT 4.1                Specimen Stock Certificate

                             FORM OF STOCK CERTIFICATE

                                   TEXT ON FACE

NUMBER                                                                 SHARES
________                                                             ________

                            DURA TRACK ENTERPRISES, INC.

                Incorporated Under the Laws of the State of Nevada

PAR VALUE $0.001                                        CUSIP NO. ___________
COMMON STOCK

This Certifies that _________________________________________________________

is the owner of ___________________________________________________________

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF

                          DURA TRACK ENTERPRISES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:
                                    Countersigned and Registered:

_________________________           The transfer agent, Inc.
President                           (City, State) Transfer Agent

         By:_________________________
                                      Authorized Signature


                                [Corporate Seal]





                               TEXT ON REVERSE

   The Corporation will furnish to any shareholder upon request and without charge, a full statement of the designations, preferences, limitation, and relative rights of the shares of each class or series authorized to be issued, so far as they will have been determined, and the authority of the Board of Directors to determine the relative rights and preferences of subsequent classes or series.

   For value received ________________ hereby sell, assign and transfer unto
____________________________________________________________________________
Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________
Attorney to transfer the said shares on the Books of the within named Corporation with full power of substitution in the premises.


Dated _________________, 20____


IN PRESENCE OF________________________________________________________